UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2023

GlycoMimetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36177	06-1686563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9708 Medical Center Drive

Rockville, MD 20850

(Address of principal executive offices, including zip code)

(240) 243-1201

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GLYC	The Nasdaq Stock Market

Indícate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 19, 2023, GlycoMimetics, Inc. (the “Company”) entered into a Third Amendment to Lease (the “Lease Amendment”) with ARE-Maryland No. 45, LLC, a Delaware limited liability company (the “Landlord”). The Lease Amendment amends the Lease Agreement, dated July 23, 2014 and as subsequently amended (as so amended, the “Lease”), by and between the Company and BMR-Medical Center Drive LLC, the original landlord that subsequently conveyed to Landlord the premises subject to the Lease.

Pursuant to the Lease, the Company leases approximately 42,000 rentable square feet of space in Rockville, Maryland (the “Premises”) with a term that expires on October 31, 2023.  Pursuant to the Lease Amendment, the Company and the Landlord have agreed that the Lease will terminate on October 31, 2023 with respect to approximately 12,000 square feet of the Premises, and that the Lease for the remaining approximately 30,000 square feet of the Premises will be extended until January 31, 2025, unless earlier terminated in accordance with the terms of the Lease.  The Company will have no further right to extend the term of the Lease.  During the extended term, the annual base rent will be increased by 3% on each of November 1, 2023 and November 1, 2024.

 Except as modified by the Lease Amendment, all terms and conditions of the Lease remain in full force and effect. The foregoing is a summary of certain terms of the Lease Amendment, is not complete and is qualified in its entirety by reference to the text of the Lease Amendment,  a copy of which is attached as Exhibit 10.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

9,

Exhibit
Number	Exhibit Description
10.1	Third Amendment to Lease Agreement, dated April 19, 2023, by and between GlycoMimetics, Inc. and ARE-Maryland No. 45, LLC

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLYCOMIMETICS, INC.

	By:	/s/ Brian M. Hahn
Date: April 21, 2023		Brian M. Hahn Senior Vice President and Chief Financial Officer

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